                                                                     EXHIBIT (k)

             VAN KAMPEN GOVERNMENT SECURITIES FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION FISCAL YEAR ENDED SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,034.76    =    ERV
Fiscal year ended 09/30/98                             0.75    =    (n)

TOTAL RETURN FOR THE PERIOD                            3.48%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,086.15    =    ERV
Fiscal year ended 09/30/98                             0.75    =    (n)

TOTAL RETURN FOR THE PERIOD                            8.62%   =    T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV
Including Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,285.93    =    ERV
Five years ended 09/30/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            5.16%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,350.19    =    ERV
Five years ended 09/30/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            6.19%   =    T

             VAN KAMPEN GOVERNMENT SECURITIES FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION TEN YEARS ENDED SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV
Including Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,171.13    =    ERV
Ten years ended 09/30/98                                 10    =    (n)

TOTAL RETURN FOR THE PERIOD                            8.06%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,280.26    =    ERV
Ten years ended 09/30/98                                 10    =    (n)

TOTAL RETURN FOR THE PERIOD                            8.59%   =    T


         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                             P(1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $3,132.24    =    ERV
Inception through 09/30/98                            14.21    =    (n)

TOTAL RETURN FOR THE PERIOD                            8.37%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   10.64
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $3,287.74    =    ERV
Inception through 09/30/98                            14.21    =    (n)


TOTAL RETURN FOR THE PERIOD                            8.74%   =    T

             VAN KAMPEN GOVERNMENT SECURITIES FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                    ERV - P
                                         -----------
                                              P           =    T

Including Payment of the Sales Charge
Net Asset Value                                     $   10.64
Initial Investment                                  $1,000.00     =    P
Ending Redeemable Value                             $3,132.24     =    ERV

TOTAL RETURN FOR THE PERIOD                            213.22%    =    T


Excluding Payment of the Sales Charge
Net Asset Value                                     $   10.64
Initial Investment                                  $1,000.00     =    P
Ending Redeemable Value                             $3,287.74     =    ERV

TOTAL RETURN FOR THE PERIOD                            228.77%    =    T

             VAN KAMPEN GOVERNMENT SECURITIES FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION FISCAL YEAR ENDED SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   10.63
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,040.53    =    ERV
Fiscal year ended 09/30/98                             0.75    =    (n)

TOTAL RETURN FOR THE PERIOD                            4.05%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   10.63
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,080.53    =    ERV
Fiscal year ended 09/30/98                             0.75    =    (n)

TOTAL RETURN FOR THE PERIOD                            8.05%   =    T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV
Including Payment of the CDSC
Net Asset Value                                   $   10.63
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,286.56    =    ERV
Five years ended 09/30/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            5.17%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   10.63
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,301.06    =    ERV
Five years ended 09/30/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            5.40%   =    T

             VAN KAMPEN GOVERNMENT SECURITIES FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   10.63
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,492.19    =    ERV
Inception through 09/30/98                             6.78    =    (n)

TOTAL RETURN FOR THE PERIOD                            6.08%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   10.63
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,492.19    =    ERV
Inception through 09/30/98                             6.78    =    (n)

TOTAL RETURN FOR THE PERIOD                            6.08%   =    T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                               ERV - P
                                    -----------
                                         P               =   T

Including Payment of the CDSC
Net Asset Value                                    $   10.63
Initial Investment                                 $1,000.00   =    P
Ending Redeemable Value                            $1,492.19   =    ERV

TOTAL RETURN FOR THE PERIOD                            49.22%  =    T


Excluding Payment of the CDSC
Net Asset Value                                    $   10.63
Initial Investment                                 $1,000.00   =    P
Ending Redeemable Value                            $1,492.19   =    ERV

TOTAL RETURN FOR THE PERIOD                            49.22%  =    T

             VAN KAMPEN GOVERNMENT SECURITIES FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION FISCAL YEAR ENDED SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,070.67    =    ERV
Fiscal year ended 09/30/98                             0.75    =    (n)

TOTAL RETURN FOR THE PERIOD                            7.07%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,080.67    =    ERV
Fiscal year ended 09/30/98                             0.75    =    (n)

TOTAL RETURN FOR THE PERIOD                            8.07%   =    T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998


Formula                                             P(1+T)(n)  =    ERV
Including Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,301.62    =    ERV
Five years ended 09/30/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            5.41%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,301.62    =    ERV
Five years ended 09/30/98                                 5    =    (n)

TOTAL RETURN FOR THE PERIOD                            5.41%   =    T

             VAN KAMPEN GOVERNMENT SECURITIES FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                             P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,350.15    =    ERV
Inception through 09/30/98                             5.56    =    (n)

TOTAL RETURN FOR THE PERIOD                            5.55%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,350.15    =    ERV
Inception through 09/30/98                             5.56    =    (n)

TOTAL RETURN FOR THE PERIOD                            5.55%   =    T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                               ERV - P
                                    -----------
                                         P               =   T

Including Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,350.15    =    ERV

TOTAL RETURN FOR THE PERIOD                           35.02%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   10.61
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,350.15    =    ERV

TOTAL RETURN FOR THE PERIOD                           35.02%   =    T